UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-54651	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street, Richmond, VA 23219
(Address of principal executive offices)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Ten, Inc. (the “Company”) is filing this report in accordance with Item 8.01 of Form 8-K.

Item 8.01 Other Events.

As previously announced, the Company, Apple Hospitality REIT, Inc. (“Apple Hospitality”) and 34 Consolidated, Inc., a wholly-owned subsidiary of Apple Hospitality (“Ten Acquisition Sub”), entered into an Agreement and Plan of Merger, dated as of April 13, 2016, as amended by the First Amendment to Agreement and Plan of Merger, dated as of July 13, 2016 (together, the “Merger Agreement”), providing for, among other things, the merger of the Company with and into Ten Acquisition Sub (the “Merger”), with Ten Acquisition Sub surviving the Merger as a wholly-owned subsidiary of Apple Hospitality. On July 15, 2016, the Company and Apple Hospitality each filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement/prospectus in connection with the Merger (the “Proxy Statement”), which is included in a registration statement on Form S-4 (File No. 333-211564) filed by Apple Hospitality with the SEC.

On July 19, 2016, a purported shareholder of the Company commenced a derivative action in the United States District Court for the Eastern District of Virginia, captioned and numbered Quinn v. Knight, et al, Case No. 3:16-cv-610 (the “Complaint”). The Complaint names as defendants the members of the Company’s board of directors (the “Directors”), certain officers of the Company (collectively, the “Officers”), Apple Hospitality and, as a nominal defendant, the Company. The Complaint makes various allegations against the Directors, the Officers and Apple Hospitality, including that (i) the Directors breached their fiduciary duties of loyalty and good faith in approving the Merger by, among other things, a conflicted process that favored certain insiders and including materially false, incomplete and misleading statements in the Proxy Statement and (ii) Apple Hospitality and the Officers aided and abetted those alleged breaches of fiduciary duty. The Complaint seeks to enjoin the shareholder vote on the Merger, currently scheduled on August 31, 2016, damages, rescission, costs and attorney’s fees.   On July 22, 2016, plaintiff filed a motion for expedited proceedings.

The Company and Apple Hospitality believe the allegations in the Complaint are without merit and intend to defend vigorously against those allegations.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “likely,” or other words, phrases or expressions of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company, Apple Hospitality or the proposed combined company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the companies to obtain the required shareholder approvals to consummate the proposed merger; the satisfaction or waiver of other conditions in the Merger Agreement; the risk that the merger or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy and the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that have been or may be instituted against the Company, Apple Hospitality and others related to the Merger Agreement; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s or Apple Hospitality’s business, assets or classification as a real estate investment trust. Although the Company and Apple Hospitality believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company, Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of the Company or Apple Hospitality will be achieved. In addition, the Company’s and Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company’s and Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in the Company’s and Apple Hospitality’s filings with the SEC, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 4, 2016 and in the Quarterly Report on Form 10-Q filed by the Company on May 6, 2016 in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Apple Hospitality with the SEC on February 25, 2016 and in the Quarterly Report on Form 10-Q filed by Apple Hospitality on May 5, 2016. Any forward-looking statement speaks only as of the date of such statements. Neither the Company nor Apple Hospitality undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Apple Hospitality filed a registration statement on Form S-4 (File No. 333-211564) with the SEC on May 24, 3016 that includes the joint proxy statement of Apple Hospitality and the Company and also constitutes the prospectus of Apple Hospitality, as well as other relevant documents concerning the proposed transaction.  The registration statement as amended was declared effective by the SEC on July 15, 2016 and the joint proxy statement/prospectus was first mailed to shareholders of the Company and Apple Hospitality on or about July 27, 2016. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE PROPOSED TRANSACTION. Apple Hospitality and the Company also plan to file other relevant documents with the SEC regarding the proposed transaction.  The registration statement, the joint proxy statement/prospectus and other materials (if and when they become available) containing information about the proposed transaction, and any other documents filed by Apple Hospitality or the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by Apple Hospitality with the SEC on its website at www.applehospitalityreit.com. Investors and security holders may obtain free copies of the documents filed by the Company with the SEC on its website at www.applereitten.com. Investors and security holders may also obtain free copies of the documents filed by each of Apple Hospitality or the Company by directing a written request to Apple Hospitality or the Company, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations or at (804) 727-6321.

Certain Information Regarding Participants

The Company, Apple Hospitality and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the proposed Merger. Information about the executive officers and directors of the Company and their ownership of securities in the Company is set forth in the Company’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016. Information about the executive officers and directors of Apple Hospitality and their ownership of securities in Apple Hospitality is set forth in Apple Hospitality’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2016. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and Apple Hospitality and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from the Company or Apple Hospitality using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT TEN, INC.
By:	/s/ Glade M. Knight
Chief Executive Officer

July 29, 2016